Equity-based compensation	9 Months Ended
Sep. 30, 2022
Share-Based Payment Arrangement [Abstract]
Equity-based compensation

Note 13—Equity-based compensation

2014 Plan

The 2014 Profits Participation Plan and Unit Appreciation Rights Plan (the “2014 Plan”) was a Board-approved plan of Holdings LLC. Under the 2014 Plan, Holdings LLC had the authority to grant incentive and phantom units to acquire common units. Unit awards generally vest at 25% of the units on the one year anniversary of continued employment, with the remaining 75% vesting in equal monthly installments over the next three years, unless otherwise specified.

As further described in Note 3, upon consummation of the Mergers, all incentive units granted under the 2014 Plan vested and converted into the Class V Common Stock and all phantom units granted under the 2014 Plan converted into RSUs and DSUs which will vest into shares of Class A Common Stock on February 11, 2023. The unrecognized compensation cost related to the 2014 Plan that was remaining at the Closing was recognized as expense as of upon consummation of the Mergers.

Incentive Units – Calculating incentive unit compensation expense required the input of highly subjective assumptions pertaining to the fair value of its units. The Company utilized an independent valuation specialist to assist with the Company’s determination of the fair value per unit. The methods used to determine the fair value per unit included discounted cash flow analysis, comparable public company analysis, and comparable acquisition analysis. In addition, the probability-weighted expected return method was used and multiple exit scenarios were considered. The assumptions used in calculating the fair value of incentive unit awards represented the Company’s best estimates, but these estimates involved inherent uncertainties and the application of management’s judgment. The Company estimated volatility based on a comparable market index and calculated the historical volatility for the index for a period of time that corresponded to the expected term of the incentive unit. The expected term was calculated based on the estimated time for which the incentive unit would be held by the awardee. The risk-free rate for periods within the contractual life of the incentive unit was based on the U.S. Treasury yield curve in effect at the time of the grant.

Management utilized the Black-Scholes-Merton option pricing model to determine the fair value of units issued. There were no incentive units granted during the nine months ended September 30, 2022. Compensation expense for all incentive units awarded to date was recognized over the vesting term of the underlying incentive units.

The following represents a summary of the Company’s incentive unit activity and related information during 2022 immediately prior to the consummation of the Mergers:

Units
Outstanding - January 1, 2022	3,084,650
Granted	-
Forfeited	(14,499)
Outstanding – August 15, 2022	3,070,151

Vested – August 15, 2022	3,070,151

A summary of nonvested incentive units and changes during 2022 immediately prior to the consummation of the Mergers follows:

	Units	Weighted Average Grant Date Fair Value
Nonvested - January 1, 2022	198,210	$10.25
Granted	-	-
Vested	(183,711)	10.25
Forfeited	(14,499)	-
Nonvested – August 15, 2022	-	$-

Holdings LLC was authorized to issue phantom units to eligible employees under the terms of the Unit Appreciation Rights Plan. The Company estimated the fair value of the phantom units as of the end of each reporting period and expensed the vested fair market value of each award. The fair value of the phantom units was measured using the same independent valuation assessment as the incentive units.

The Company did not award any phantom units during the nine months ended September 30, 2022. At the Closing of the Mergers, all vested and unvested phantom units were exchanged for 970,389 vested RSUs and 540,032 vested DSUs.

2022 Plan

The 2022 Equity Incentive Plan (the “2022 Plan”), which became effective on August 15, 2022 in connection with the Closing, provides for the grant to certain employees, officers, non-employee directors and other services providers of options, stock appreciation rights, RSUs, restricted stock and other stock-based awards, any of which may be performance-based, and for incentive bonuses, which may be paid in cash, Common Stock or a combination thereof, as determined by the Company’s Compensation Committee. Under the 2022 Plan, 29,000,000 shares of Class A Common Stock are authorized to be issued. Subject to Board approval, an additional 2,485,711 shares of Class A Common Stock will be available for issuance on January 1, 2023 under the 2022 Plan as a result of the plan’s evergreen provision.

The following represents a summary of the Company’s RSU activity and related information during 2022 immediately after the consummation of the Mergers:

RSUs
Outstanding – August 15, 2022 (prior to the Mergers consummation)	-
Granted – Phantom Unit exchanges	970,389
Granted – Morris Employment Agreement	4,821,358
Granted – Partial settlement of Management Rollover Consideration	3,561,469
Forfeited	-
Outstanding – August 15, 2022 (subsequent to the Mergers consummation)	9,353,216

Vested – August 15, 2022 (subsequent to the Mergers consummation)	970,389

The RSUs exchanged for phantom units vested upon the Closing of the Mergers. The remaining RSUs will vest over the requisite services periods ranging from six to thirty-six months from the grant date.

The Company recognized $90.6 million and $0.8 million in total equity compensation costs during the three months ended September 30, 2022 and 2021, respectively. The Company recognized $95.3 million and $3.4 million in total equity compensation costs during the nine months ended September 30, 2022 and 2021, respectively.

Pursuant to an Employment Agreement with Mr. Nate Morris, the Company’s former Chief Executive Officer, dated February 9, 2021 and amended on April 26, 2022 and August 10, 2022, the Company is obligated to grant Mr. Morris an additional RSU award with a value equal to $5.0 million based on the fair market value of Class A Common Stock on the grant date. Such RSUs shall become fully vested and non-forfeitable on the six-month anniversary of the Closing. The associated liability is presented as deferred compensation expense on the accompanying condensed consolidated balance sheet as of September 30, 2022. See Note 20 for further information.

Deferred compensation cost recognized during the three months ended September 30, 2022 and 2021 was $1.3 million and $-0- million, respectively. Deferred compensation cost recognized during the nine months ended September 30, 2022 and 2021 was $1.3 million and $-0- million, respectively.